SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 06-08-04


                              SAVOY RESOURCES CORP.
             (Exact name of Registrant as Specified in its Charter)




         Colorado                  0-32103               84-1522003
(State or other jurisdiction     (Commission            (IRS Employer
     of Incorporation)             File No.)           Identification No.)



435 Martin Street,  Suite #3120 Blaine, WA                    98230
(Address of principal executive offices)                   (Zip Code)



                                  360-332-1892
               Registrant's telephone number, including area code:

Item 5.   Other Events

The attached announcement was released to the news media on June 8, 2004.










SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                              SAVOY RESOURCES CORP.



Date: June 8, 2004                            by: /s/  Floyd Wandler
                                              ----------------------------------
                                                       Floyd Wandler, President